Rule 497(k)
                                                            File Nos. 333-125751


                                                            First Trust
FIRST TRUST                                                 Exchange-Traded Fund
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SUMMARY PROSPECTUS

First Trust Total US Market AlphaDEX(R) ETF
(formerly known as First Trust Value Line(R) Equity Allocation Index Fund)

Ticker symbol: TUSA
Exchange:      NASDAQ(R)


Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at http://www.ftportfolios.com/retail/ETF/ETFfundnews.aspx?Ticker=TUSA. You can also get this information at no cost by calling (800) 621-1675 or by sending an e-mail request to info@ftportfolios.com. The Fund's prospectus and statement of additional information, both dated January 9, 2015, are all incorporated by reference into this Summary Prospectus.


INVESTMENT OBJECTIVE

The First Trust Total US Market AlphaDEX(R) ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ AlphaDEX(R) Total US Market Index (the "Index").


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   JANUARY 9, 2015
---------------------


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                              SUMMARY INFORMATION
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FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

    SHAREHOLDER FEES (fees paid directly from your investment)              None
    Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)
    ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
    Management Fees                                                        0.50%
    Distribution and Service (12b-1) Fees(1)                               0.00%
    Other Expenses(2)                                                      1.09%
                                                                           ----
    Total Annual Fund Operating Expenses                                   1.59%
    Fee Waiver and Expense Reimbursement(3)                                0.89%
                                                                           ----
    Total Net Annual Fund Operating Expenses After Fee
      Waiver and Expense Reimbursement                                     0.70%

    Example

    The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

    The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels until April 30, 2016. Additionally, the example assumes that First Trust's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.70% of average daily net assets per year will be terminated following April 30, 2016. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

        1 YEAR              3 YEARS            5 YEARS            10 YEARS
         $72                 $429               $852               $2,032

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    (1)   Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before April 30, 2016.

    (2) On January 9, 2015 the Fund's underlying index changed from the Value Line(R) Equity Allocation Index to the Index. Accordingly, the Fund's Other Expenses have been restated to reflect the differences in the license, listing and index calculation fees associated with the two indices.

    (3) First Trust Advisors L.P. ("First Trust") has agreed to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.70% of its average daily net assets per year at least until April 30, 2016. Expenses borne or fees waived by First Trust are subject to reimbursement by the Fund for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding 0.70% of its average daily net assets per year. The agreement may be terminated by the Trust on behalf of the Fund at any time and by First Trust only after April 30, 2016 upon 60 days' written notice.

    PORTFOLIO TURNOVER

    The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 186% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 90% of its net assets plus the amount of any borrowings for investment purposes in common stocks that comprise the Index. The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. First Trust seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The Index is owned and is developed, maintained and sponsored by The NASDAQ OMX Group, Inc. (the "Index Provider").

The Index is designed to quantitatively identify and select stocks across market capitalizations (including large-cap, mid-cap and small-cap companies) that exhibit growth and value factors and appear to have the greatest potential for capital appreciation. The Index is a modified equal-dollar weighted index, as explained in detail below in "Step 4 -- Selection and Weighting," comprised of U.S. exchange-listed securities of companies with capital appreciation potential. Due to the nature of the Index's methodology, the Fund anticipates experiencing portfolio turnover of greater than 100%.


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The methodology for the Index is based on three sub-portfolios: U.S. Large Cap
Portfolio (50% of the total portfolio); U.S. Mid Cap Portfolio (30% of the total portfolio); and U.S. Small Cap Portfolio (20% of the total portfolio). The foregoing ratios exist at the quarterly rebalance date and will change thereafter.

Each sub-portfolio is constructed by implementing the following four steps.

      Step 1 -- Universe

      For the U.S. Large Cap Portfolio, start with all companies in the NASDAQ US Large Cap Index and exclude stocks with an average daily dollar volume over any rolling five-day period during the latest 60-day trading period of less than $500,000.

      For the U.S. Mid Cap Portfolio, start with all companies in the NASDAQ US Mid Cap Index and exclude stocks with an average daily dollar volume over any rolling five-day period during the latest 60-day trading period of less than $500,000.

      For the U.S. Small Cap Portfolio, start with all companies in the NASDAQ US Small Cap Index and exclude stocks with an average daily dollar volume over any rolling five-day period during the latest 60-day trading period of less than $500,000. Of the remaining stocks, the 1,000 largest by market capitalization comprise the eligible universe.

      Step 2 -- Ranking

      For each sub-portfolio, rank all remaining stocks in the universe on both growth and value factors. The five growth factors are 3, 6 and 12 month price appreciation, sales to price and one-year sales growth. The three value factors are book value to price, cash flow to price and return on assets. All stocks are ranked on the sum of ranks for the growth factors and, separately, all stocks are ranked on the sum of ranks for the value factors. A stock must have data for all growth and/or value factors to receive a rank for that style.

      Step 3 -- Selection Scores

      For each sub-portfolio, for all stocks the Index Provider classifies as growth, they receive the growth rank from Step 2 as their selection score, and for all stocks the Index Provider classifies as value, they receive the value rank from Step 2 as their selection score.

      Step 4 -- Selection and Weighting

      For the U.S. Large Cap Portfolio, the top 200 stocks based on the selection score determined in Step 3 are selected for the portfolio. For the U.S. Mid Cap Portfolio, the top 400 stocks based on the selection score determined in Step 3 are selected for the portfolio. For the U.S. Small Cap Portfolio, the top 600 stocks based on the selection score determined in Step 3 are selected for the portfolio. Then, for each portfolio, the selected stocks are split into quintiles based on their selection score. The top ranked quintile receives 5/15 (33.3%) of the portfolio weight with successive quintiles receiving 4/15 (26.7%), 3/15 (20.0%), 2/15 (13.3%) and 1/15 (6.7%), respectively. Stocks are equally weighted within each quintile.

The inception date of the Index was September 8, 2014. As of December 31, 2014, there were 1,192 securities that comprised the Index. The Index is reconstituted and rebalanced on a quarterly basis.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

GROWTH INVESTMENT RISK. Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings.

INDEX CORRELATION RISK. You should anticipate that the value of Fund shares will decline more or less in correlation with any decline in the value of the Fund's Index.

MARKET RISK. Market risk is the risk that the underlying securities in which the Fund invests, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall securities values could decline generally or could underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

PORTFOLIO TURNOVER RISK. The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. High portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations, and the securities may be issued by companies concentrated in a particular industry if the Index is so concentrated. Therefore, the Fund will generally not sell a security because its issuer is in financial trouble, unless that security is removed or is anticipated to be removed from the Index.

SMALL FUND RISK. The Fund currently has fewer assets than larger funds, and like other relatively smaller funds, large inflows and outflows may impact the Fund's market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

SMALLER COMPANIES RISK. The Fund invests in small and/or mid capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than those of larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

VALUE INVESTMENT RISK. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.

ANNUAL TOTAL RETURN

The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value for the past seven years as well as the average annual Fund and Index returns for the one year, five year and since inception periods ended December 31, 2014. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index and a broad-based market index. On January 9, 2015 the Fund's underlying index changed from the Value Line(R) Equity Allocation Index to the NASDAQ AlphaDEX(R) Total US Market Index. Therefore, the Fund's performance and historical returns shown below are not necessarily indicative of the performance that the Fund, based on the Index, would have generated. Returns for an underlying index are only disclosed for those periods in which the index was in existence for the whole period. Because the Fund's new underlying index had an inception date of September 8, 2014, it was not in existence for any of the periods disclosed. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF--TOTAL RETURNS (UNAUDITED)

                                [GRAPHIC OMITTED]
                     [DATA POINTS REPRESENTED IN BAR CHART]

                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31

                              Year              %
                             ------         --------
                              2007             4.65
                              2008           -35.45
                              2009            34.15
                              2010            19.85
                              2011            -9.56
                              2012             8.74
                              2013            34.65
                              2014             2.32


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During the eight-year period ended December 31, 2014, the Fund's highest and lowest calendar quarter returns were 18.63% and -21.19%, respectively, for the quarters ended September 30, 2009 and December 31, 2008. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2014 (UNAUDITED)

                                                                                               SINCE INCEPTION
                                                                   1 YEAR        5 YEARS         (12/5/2006)
Return Before Taxes                                                 2.32%         10.18%            4.76%
Return After Taxes on Distributions                                 1.85%          9.63%            4.25%
Return After Taxes on Distributions and Sale of Shares              1.31%          7.81%            3.50%
NASDAQ AlphaDEX(R) Total US Market Index*                            N/A           N/A               N/A
   (reflects no deduction for fees, expenses or taxes)
Russell 3000(R) Index                                              12.56%         15.63%            7.18%
   (reflects no deduction for fees, expenses or taxes)

* On January 9, 2015 the Fund's underlying index changed from the Value Line(R) Equity Allocation Index to the NASDAQ AlphaDEX(R) Total US Market Index. Because the Fund's new underlying index had an inception date of September 8, 2014, it was not in existence for any of the periods disclosed.

MANAGEMENT

      Investment Advisor

      First Trust Advisors L.P. ("First Trust" or the "Advisor")

      Portfolio Managers

      The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

            o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

            o     Jon C. Erickson, Senior Vice President of First Trust;

            o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

            o     Roger F. Testin, Senior Vice President of First Trust; and

            o     Stan Ueland, Senior Vice President of First Trust.

      Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2006.

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are issued and redeemed for securities in which the Fund invests and/or cash and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on NASDAQ(R) through a broker-dealer. Shares of the Fund will trade on NASDAQ(R) at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.